RATIFICATION AND AMENDMENT OF AGREEMENT OF SALE

     THIS RATIFICATION AND AMENDMENT OF AGREEMENT OF SALE (this "Amendment"), is entered into as of the 15th day of April, 1997, by and between CROSSTOWN ASSET CORP. I, a Delaware corporation ("Purchaser"), and ARBORLAND ASSOCIATES LIMITED PARTNERSHIP, a Michigan limited partnership ("Seller").

                                   RECITALS

     A. Purchaser and Seller entered into that certain Agreement of Sale dated March 18, 1997 (the "Agreement") pursuant to which Purchaser agreed to purchase and Seller agreed to sell the property commonly known as Arborland Consumer Mall, Ann Arbor, Michigan and more particularly described in the Agreement (as defined in the Agreement, the "Property").

     B. Purchaser subsequently terminated the Agreement by providing Seller with the notice required under the Agreement.

     C. Purchaser now desires to purchase and Seller now desires to sell the Property on the same terms and conditions set forth in the Agreement, except as amended by this Amendment.

     NOW THEREFORE, Purchaser and Seller hereby agree as follows:

     1. Ratification of Agreement. Purchaser agrees to purchase and Seller agrees to sell the Property on the terms and conditions set forth in the Agreement, except as expressly modified by this Amendment. Purchaser hereby directs Escrow Agent to hold the Deposit (as defined in Section 2.1 of the Agreement) in accordance with the provisions of the Escrow Agreement (as defined in Section 2.1 of the Agreement).

     2. Inspection Period. The Inspection Period (as defined in Section 7.1 of the Agreement) is hereby extended and will end at 5:00 p.m. Chicago time on April 30, 1997.

     3. Closing Date. The Closing Date (as defined in Section 8 of the Agreement) is hereby changed to Friday, May 30, 1997.

     4. Environmental Testing. Purchaser has requested that additional Phase II environmental testing (the "Phase II Testing") of the Property be done. Purchaser and Seller agree to jointly review the proposal from the environmental consultant selected by Purchaser and reasonably acceptable to Seller to determine the scope and cost of the Phase II Testing. As soon as reasonably practical following Purchaser's and Seller's approval of the scope and cost of the Phase II Testing, Purchaser shall engage the environmental consultant to perform the approved Phase II Testing. If Purchaser does not purchase the Property pursuant to the Agreement, Seller agrees to pay the cost of the approved Phase II Testing (or reimburse Purchaser, within two business days following a termination of the Agreement, in the event Purchaser has already paid such costs). Any changes to the scope or cost of the Phase II Testing must be approved by both Purchaser and Seller in writing. Upon completion of the Phase II Testing, both Purchaser and Seller shall be provided with copies of any report or data issued by the environmental consultant.

     5. Agreement in Full Force and Effect. Except as set forth in this Amendment, the terms, covenants, conditions and agreements of the Agreement shall remain unmodified and otherwise in full force and effect. In the event of any inconsistency between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control. The term, _Agreement_ shall now mean the Agreement as modified by this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.


                         PURCHASER:

                         CROSSTOWN ASSET CORP. I, a Delaware corporation

                         By:   /s/ Jeffrey A. Parker
                              --------------------------------
                         Name:     Jeffrey A. Parker
                              --------------------------------
                         Its:      Vice President
                              --------------------------------


                         SELLER:

                         ARBORLAND ASSOCIATES LIMITED PARTNERSHIP, an Illinois limited partnership

                         By:  Balcor Equity Pension Investors-III,
                              a Real Estate Limited Partnership,
                              a co-general partner

                              By:  Balcor Equity Partners-III, an
                                   Illinois general partnership

                                   By:  The Balcor Company,
                                        a Delaware corporation

                                        By:   /s/ John K. Powell, Jr.
                                             ---------------------------------
                                        Name:     John K. Powell, Jr.
                                             ---------------------------------
                                        Its:      Senior Vice President
                                             ---------------------------------

                                    JOINDER

     The undersigned executes this joinder solely for the purposes of effectuating its obligations arising under Paragraph 28 of the Agreement.


                              THE BALCOR COMPANY, a Delaware corporation

                              By:   /s/ John K. Powell, Jr.
                                   ----------------------------
                              Name:     John K. Powell, Jr.
                                   ----------------------------
                              Its:      Senior Vice President
                                   ----------------------------


                        ACKNOWLEDGMENT BY ESCROW AGENT

     Escrow Agent hereby acknowledges that Escrow Agent is holding the Earnest Money (as defined in Section 2.1 of the Agreement) pursuant to the terms of the Escrow Agreement (as defined in the Section 2.1 of the Agreement).


                              ESCROW AGENT:

                              NEAR NORTH NATIONAL TITLE CORPORATION,
                              as agent for First American Title
                              Insurance Company

                              By:   /s/ Mike Bench
                                   -------------------------------
                              Its:  Authorized Representative